                                                               EXHIBIT 10.1.3(c)





--------------------------------------------------------------------------------


                               SECOND AMENDMENT TO
                          SUPPORTING ASSETS LEASE NO. 2

                           dated as of October 3, 1989

                                 by and between

                          OGLETHORPE POWER CORPORATION
                       (AN ELECTRIC MEMBERSHIP GENERATION
                          & TRANSMISSION CORPORATION),

                                                 as Lessor

                                       and

                     THE CITIZENS AND SOUTHERN NATIONAL BANK
                         a national banking association,
                    not in its individual capacity but solely
                                as Owner Trustee
                          under Trust Agreement No. 2,
                            dated December 30, 1985,
                          as amended and supplemented,
                         with Ford Motor Credit Company,

                                                as Lessee






--------------------------------------------------------------------------------

            Undivided Interest in Plant Robert W. Scherer Unit No. 2
                  818 MW, Nominally Rated, Coal-Fired Electric
                Generating Unit Located in Monroe County, Georgia

--------------------------------------------------------------------------------

         SECOND AMENDMENT TO SUPPORTING ASSETS LEASE NO. 2, dated as of October 3, 1989 (the "Second Amendment"; capitalized terms used herein being defined as provided in Article 1 of the Supporting Assets Lease, as hereinafter defined), is by and between OGLETHORPE POWER CORPORATION (AN ELECTRIC MEMBERSHIP GENERATION & TRANSMISSION CORPORATION), as Lessor ("Lessor"), and THE CITIZENS AND SOUTHERN NATIONAL BANK, a national banking association, not in its individual capacity but solely as Owner Trustee under the Trust Agreement referred to on the cover page hereof with the party referred to on the cover page hereof, as Lessee ("Lessee").

                                    RECITALS:

         a. Pursuant to that certain Trust Supplement No. 2, dated as of October 7, 1986, to Trust Agreement No. 2, dated December 30, 1985, by and among Ford Motor Credit Company, Wilmington Trust Company, William J. Wade, and Lessee, Lessee has been appointed as an Owner Trustee and has accepted the trust created thereby, and Lessee, as an Owner Trustee, has become a party to that certain Supporting Assets Lease No. 2, dated December 30, 1985, recorded in the Office of the Clerk of the Superior Court of Monroe County, Georgia in Volume 203, Page 194, as amended by that certain First Amendment to the Supporting Assets Lease No. 2, dated November 19, 1987, and recorded in the aforesaid records in Volume 254, Page 206 (as amended, the "Supporting Assets Lease").

         b. Pursuant to that certain Plant Robert W. Scherer Units Numbers One and Two Purchase and Ownership Participation Agreement, dated as of May 15, 1980, by and among Lessor, Georgia Power Company ("Georgia Power"), the Municipal Electric Authority of Georgia, and the City of Dalton, Georgia, as amended (the "Units Agreement"), Lessor is required to convey a portion of its undivided interest in the Plant Scherer Common Facilities (as that term is defined in Section 1(d) of the Units Agreement) to Georgia Power, which is obligated to acquire such undivided interest.

         c. Pursuant to Section 2.4 of the Supporting Assets Lease, Lessee and Lessor have agreed to reduce the Leasehold Estate (as that term is defined in the Supporting Assets Lease) in connection with such conveyance.

         d. Schedule 5 to the Supporting Assets Lease, due to a scrivener's error, contains an incorrect percentage interest which is referred to in the definition of Leasehold Estate) and the parties hereto wish to correct such scrivener's error.

         NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessee and Lessor hereby amend the Supporting Assets Lease as follows:

                  (1) The definition of "Leasehold Estate" from and after the date of this Second Amendment is hereby amended by deleting the following portion thereof: "(iii) OPC's undivided twenty-seven and two hundred twenty-five thousandths percent (27.225%) interest in the Global Common Facilities", and replacing it with the following: "(iii) OPC's undivided fifteen percent (15%) interest in the Global Common Facilities". In connection therewith, Lessee hereby releases, discharges, remises and quitclaims unto Lessor any interest in the undivided twelve and two hundred twenty-five thousandths percent (12.225%) interest in the Global Common Facilities formerly held by Lessee under the Supporting Assets Lease and released hereunder.

                  (2) The Percentage Interest shown on Schedule 5 to the Supporting Assets Lease, under Item (2) is hereby amended, as of December 30, 1985, by deleting "(20.2531645/.06)%" and replacing it with the following:
"(20.2531645/0.6)%".

                  (3) Except as expressly amended hereby, the Supporting Assets Lease and all terms and conditions thereof shall continue in full force and effect, unmodified and unchanged. From and after the date hereof, the Supporting Assets Lease and all references thereto shall mean and include the Supporting Assets Lease as amended by this Second Amendment.

         This Second Amendment may be executed in any number of counterparts and by each of the parties hereto on separate counterparts, all such counterparts together constituting but one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed under seal by their respective officers thereunto duly authorized as of the day and year hereinabove written.

                                    LESSOR:

                                    OGLETHORPE POWER CORPORATION (AN
                                    ELECTRIC MEMBERSHIP GENERATION &
                                    TRANSMISSION CORPORATION)

Signed, sealed and delivered
in the presence of:                 By:  /s/  F. F. Stacy
                                      ---------------------------------
                                      Name:   F. F. Stacy
                                      Title:  President and Chief Executive
                                              Officer
  /s/  Alan J. Lowenthal
----------------------------
Unofficial Witness

  /s/  Sharon Webster               Attest:  /s/  John S. Sr. Dean, Sr.
----------------------------                 ----------------------------
Notary Public                                Name:   John S. Dean,
                                             Title:    Secretary-Treasurer
My commission expires:
  December 30, 1991                                    [CORPORATE SEAL]
----------------------------

      [NOTARY SEAL]

Executed by the above Notary
Public on this 2nd day of
October, 1989.





                       [Signatures Continued on Next Page]

                    [Signatures Continued From Previous Page]


                                     LESSEE:

                                     THE CITIZENS AND SOUTHERN NATIONAL
                                     BANK, a national banking
                                     association, not in its individual
                                     capacity but solely as Owner Trustee
                                     under the Trust Agreement referred
                                     to on the cover page hereof

Signed, sealed and delivered
in the presence of:                  By:  /s/  Joe D. Deadwyler
                                        ---------------------------------------
                                          Name:   Joe D. Deadwyler
                                          Title:  Vice President
  /s/  A. Street
----------------------------
Unofficial Witness

  /s/  William D. Whipple           Attest:  /s/  Susan L. Adams
----------------------------                 ----------------------------------
Notary Public                                Name:   Susan L. Adams
                                             Title:    Vice President

My commission expires:
   December 6, 1991                                  [BANK SEAL]
----------------------------
         [NOTARY SEAL]

Executed by the above Notary
Public on this 27th day of
September, 1989.

                          SCHEDULE TO EXHIBIT 10.1.3(C)

                Second Amendment to Supporting Assets Lease No. 2


         The following table sets forth the differences found in three substantially identical Second Amendments to Supporting Assets Leases, each dated as of the same date as the above lease. Paragraph a of the Recitals, in each respective Second Amendment to Supporting Assets Lease, contains recording information for its original Supporting Assets Lease, dated as of December 30, 1985 and its First Amendment to Supporting Assets Lease, dated as of November 19, 1987, all filed with the Office of the Clerk of the Superior
Court of Monroe County, Georgia.


                                                                    Recording Information
                                                                    ---------------------

                                                         Supporting              First Amendment to
Agreement No.             Owner Participant             Assets Lease           Supporting Assets Lease
-------------             -----------------             ------------           -----------------------


    1             IBM Credit Financing Corporation       Vol. 203, Pg.80        Vol. 254, Pg. 202

    3             Chrysler Capital Corporation           Vol. 203, Pg.308       Vol. 254, Pg. 210

    4             HEI Investment Corp.                   Vol. 204, Pg.72        Vol. 254, Pg. 214



         Except as noted above, the only additional difference between Second Amendment to Supporting Assets Lease No. 2 and the other three Second Amendments to Supporting Assets Leases is that Second Amendment to Supporting Assets Lease No. 2 has two additional paragraphs as set forth below:

         d. Schedule 5 to the Supporting Assets Lease, due to a scrivener's error, contains an incorrect percentage interest (which is referred to in the definition of Leasehold Estate) and the parties hereto wish to correct such scrivener's error.

                  (2) The Percentage Interest shown on Schedule 5 to the Supporting Assets Lease, under Item (2) is hereby amended, as of December 30, 1985, by deleting "(20.2531645/.06)%" and replacing it with the following:
"(20.2531645/0.6)%".